Exhibit 10.66

                         Participation Rights Agreement

                  THIS PARTICIPATION RIGHTS AGREEMENT (this "Agreement") is made as of December 31, 1997, by and among Motorola, Inc., a Delaware corporation (the "Investor"), American Mobile Satellite Corporation, a Delaware corporation (the "Company"), and the parties listed on Schedule A attached hereto (the "Stockholders").

                  American Mobile Satellite Corporation, a Delaware corporation, the Investor and certain others are parties to a Stock Purchase Agreement dated as of December 31, 1997 (the "Purchase Agreement"). In order to induce the Investor to enter into the Purchase Agreement, the Stockholders have agreed to the provisions set forth in this Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in
Section 5 hereof.

                  The parties hereto agree as follows:

                  1. Investor Participation Rights. At any time after the Closing Date and prior to the date on which the Investor beneficially owns less than 5% of the Common Stock on a fully-diluted basis:

                  (a) At least 30 days prior to any transfer, assignment or any other disposition of Stockholder Shares (other than a transfer (i) to the public pursuant to Rule 144 under the Securities Act (or any similar rule then in force) or (ii) in other sales through a broker or dealer in the public stock market over an exchange or the Nasdaq Stock Market (a "Transfer"), the transferring Stockholder (the "Transferring Stockholder") shall deliver a written notice (the "Sale Notice") to the Investor, specifying in reasonable detail the identity of the prospective transferee(s), the number of Stockholder Shares to be transferred and the terms and conditions of the Transfer (including the proposed price at which the Stockholder Shares is to be transferred). The Investor may elect to participate in the contemplated Transfer by delivering written notice of such election to the Transferring Stockholder within 30 days after delivery of the Sale Notice. If the Investor elects to participate in such Transfer, each of the Transferring Stockholder and the Investor shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Stockholder Shares equal to the product of (A) the quotient determined by dividing the number of Stockholder Shares owned by such Person by the aggregate number of Stockholder Shares owned by the Transferring Stockholder and the Investor and (B) the number of Stockholder Shares to be sold in the contemplated Transfer.

          For example (by way of illustration only), if the Sale Notice contemplated a sale of 100 shares of Common Stock by the Transferring Stockholder, and if the Transferring Stockholder at such time owns shares which constitute 30% of all Common Stock which are Stockholder Shares and if the Investor elects to participate in such Transfer and the Investor owns shares of Common Stock which constitutes 10% of all of the Common Stock which are Stockholder Shares, the Transferring Stockholder would be entitled to sell 75 shares of Common Stock (30% / 40% x 100 shares) and the Investor would be entitled to sell 25 shares of Common Stock (10% / 40% x 100 shares).


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                  (b) The Transferring  Stockholder will use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Investor in any contemplated Transfer, and the Transferring Stockholder will not Transfer any of its Stockholder Shares to the prospective transferee(s) unless (i) simultaneously with such Transfer, the prospective transferee(s) purchases from the Investor at the same price and on the same terms, the number of Stockholder Shares which it is entitled to sell to such prospective transferee pursuant to Section 1 above or (ii) simultaneously with such Transfer, the Transferring Stockholder purchases the number of Stockholder Shares from the Investor at the same price and on the same terms which the Investor would have been entitled to sell pursuant to Section 1 above.

                  2. Shareholder Participation Rights. At any time after the Closing Date and prior to the date on which the Investor beneficially owns less than 5% of the Common Stock on a fully-diluted basis:

                  (a) At least 30 days prior to any transfer, assignment or any other disposition of Stockholder Shares by the Investor (other than a transfer
(i) to the public pursuant to Rule 144 under the Securities Act (or any similar rule then in force) or (ii) in other sales through a broker or dealer in the public stock market over an exchange or the Nasdaq Stock Market) (a "Transfer"), the Investor shall deliver a written notice (the "Sale Notice") to the Stockholders, specifying in reasonable detail the identity of the prospective transferee(s), the number of Stockholder Shares to be transferred and the terms and conditions of the Transfer (including the proposed price at which the Stockholder Shares is to be transferred). The Stockholders may elect, pro rata based on the number of Stockholder Shares owned by them, to participate in the contemplated Transfer by delivering written notice of such election to the Investor within 30 days after delivery of the Sale Notice. If any Stockholder elects to participate in such Transfer, the Investor and each such electing Stockholder (an "Electing Stockholder") shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Stockholder Shares equal to the product of (A) the quotient determined by dividing the number of Stockholder Shares owned by such Person by the aggregate number of Stockholder Shares owned by the Electing Stockholders and the Investor and (B) the number of Stockholder Shares to be sold in the contemplated Transfer.

         For example (by way of illustration only), if the Sale Notice contemplated a sale of 100 shares of Common Stock by the Investor, and if the Investor at such time owns shares which constitute 30% of all Common Stock which are Stockholder Shares and if Electing Stockholders elect to participate in such Transfer and the Electing Stockholders own shares of Common Stock which constitutes 10% of all of the Common Stock which are Stockholder Shares, the Investor would be entitled to sell 75 shares of Common Stock (30% / 40% x 100 shares) and the Electing Stockholders would be entitled to sell 25 shares of Common Stock (10% / 40% x 100 shares).

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                  (b) The  Investor  will use its best  efforts  to  obtain  the agreement of the prospective transferee(s) to the participation of the Electing Stockholders in any contemplated Transfer, and the Investor will not Transfer any of its Stockholder Shares to the prospective transferee(s) unless (i) simultaneously with such Transfer, the prospective transferee(s) purchases from the Electing Stockholders at the same price and on the same terms, the number of Stockholder Shares which they are entitled to sell to such prospective transferee pursuant to Section 2 above or (ii) simultaneously with such Transfer, the Investor will purchase the number of Stockholder Shares from the Electing Stockholders at the same price and on the same terms which the Electing Stockholders would have been entitled to sell pursuant to Section 2 above.

                  3. Agreement to Vote for Transaction. Each Stockholder agrees that it shall vote all of its Stockholder Shares in favor of and take such other action as may be necessary to approve, and hereby consents to the Company entering into, all of the transactions contemplated by the Purchase Agreement, including the issuance of shares of Common Stock to the Investor.

                  4. Registration Rights Agreement. Pursuant to the Purchase Agreement, the Company shall provide the Investor with certain registration rights under a registration rights agreement substantially in the form of Schedule B attached hereto (the "Registration Rights Agreement"). Each Stockholder agrees and acknowledges that pursuant to the Registration Rights Agreement, the Company shall provide the Investor with Demand Registrations and Piggyback Registrations (each as defined in the Registration Rights Agreement), for which the Investor shall have a priority of sale of its Registrable Securities (as defined in the Registration Rights Agreement) over all other unregistered securities held by any other stockholder of the Company. Each Stockholder agrees to subordinate any registration rights granted with respect to the unregistered securities of the Company owned by it (including any unregistered securities it may acquire in the future), to the Investor under the Registration Rights Agreement, and agrees that it shall be bound by Sections 1(b) and 2(c) therein until the end of the 42nd month after the month in which the Closing under the Purchase Agreement occurs (the "Subordination Termination Date"). After the Subordination Termination Date, the Investor and the Stockholders will be pari passu with respect to the priority of sale in any piggyback registration rights granted to such parties as set forth in the Registration Rights Agreement.

                  5.       Definitions.

                  (a)      "Common Stock" means the Common Stock, par value $.01
                            ------------
per share, of the Company.

                  (b) "Stockholder  Shares" means (i) any shares of Common Stock
                       -------------------
issued to the Stockholders and the Investor (including shares issuable upon the exercise of any AMSC Warrants) and (ii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause
(i) above (including by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization). As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

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                  (c) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

                  6.       Miscellaneous.

                  (a) Entire Agreement; No Inconsistent Agreements. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersede all previous negotiations, commitments and writings. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Investor in this Agreement.

                  (b) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Investor and the Stockholders.

                  (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of the Investor's Stockholder Shares are also for the benefit of, and enforceable by, any subsequent holder of such shares.

                  (e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (h) Governing Law. THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (i) delivered personally to the recipient, (ii) sent to the recipient by reputable overnight courier service (charges prepaid), (iii) sent by facsimile transmission, when transmitted and receipt is confirmed or (iv) mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Stockholders at their respective addresses listed on Schedule A attached hereto and to the Investor at the address indicated below:

                  To the Investor:

                  Motorola, Inc.
                  1303 East Algonquin Road
                  Schaumburg, Illinois 60196
                  Attn: General Counsel
                  Facsimile: (847) 576-3628

                  With a copy (which will not constitute notice) to:

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois 60601
                  Attn:  Mark B. Tresnowski, Esq.
                  Facsimile:  (312) 861-2200

                  To the Company:

                  American Mobile Satellite Corporation
                  10802 Parkridge Boulevard
                  Reston, Virginia 20191-5416
                  Attn:  General Counsel
                  Facsimile: (703) 758-6134

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                  With a copy (which will not constitute notice) to:

                  Arnold & Porter
                  555 12th Street, N.W.
                  Washington, D.C. 20004
                  Attn:  Samuel A. Flax, Esq.
                  Facsimile:  (202) 942-5999

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.


                                    * * * * *

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                  IN  WITNESS  WHEREOF,  the  parties  have duly  executed  this
Participation Rights Agreement as of the date first written above.


MOTOROLA, INC.,                       SATELLITE MOBILE TELEPHONE
a Delaware corporation                COMPANY, L.P.

By:/s/Julie A. Welch                  By:/s/Douglas I. Brandon

Name:  Julie A. Welch                 Name:  Douglas I. Brandon

Its:   Senior Operations Controller   Its:  VP - External Affairs & Law

HUGHES COMMUNICATIONS                 TRANSIT COMMUNICATIONS, INC.
 SATELLITE SERVICES, INC.

By:/s/Amnon Carr                      By:/s/Douglas I. Brandon

Name: Amnon Carr                      Name:  Douglas I. Brandon

Its: Assistant Treasurer,             Its:  VP - External Affairs & Law
     Hughes Electronics

SATELLITE COMMUNICATIONS              SINGAPORE
INVESTMENTS CORPORATION               TELECOMMUNICATIONS LTD.

By:/s/Douglas I. Brandon              By:/s/Yap Chee Keong

Name: Douglas I. Brandon              Name:  Yap Chee Keong

Its: VP - External Affairs & Law      Its:  Group Financial Controller

SPACE TECHNOLOGIES                    AMERICAN MOBILE SATELLITE
INVESTMENTS, INC.                     CORPORATION

By:/s/Douglas I. Brandon              By:/s/Gary M. Parsons

Name: Douglas I. Brandon              Name:  Gary M. Parsons

Its: VP - External Affairs & Law      Its:  Chief Executive Officer and
                                             President

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                         [Continuation of Signature Page
                       to Participation Rights Agreement]

Solely with respect to its Warrants:

BARON CAPITAL PARTNERS, L.P.
  By:    Baron Capital Management, Inc.,
         a General Partnership

By:/s/Morty Schaja
      ------------
Name:  Morty Schaja
       ------------
Its:  S.V.P.
      ------

For purposes of Sections 3 of the Participation Rights Agreement only:

BARON CAPITAL MANAGEMENT,
INC.

By:/s/Morty Schaja
      ------------
Name:  Morty Schaja
       ------------
Its:  S.V.P.
      ------

BAMCO, INC.

By:/s/Morty Schaja
      ------------
Name:  Morty Schaja
       ------------
Its:  S.V.P.
      ------

                                   Schedule A


Hughes Communications Satellite Services, Inc.
1500 Hughes Way
Long Beach, California  90810

Space Technologies Investments, Inc.
1150 Connecticut Avenue, N.W.
4th Floor
Washington, D.C.  20036

Satellite Communications Investments Corporation
1150 Connecticut Avenue, N.W.
4th Floor
Washington, D.C.  20036

Satellite Mobile Telephone Company, L.P.
1150 Connecticut Avenue, N.W.
4th Floor
Washington, D.C.  20036

Transit Communications, Inc.
1150 Connecticut Avenue, N.W.
4th Floor
Washington, D.C.  20036

Singapore Telecommunications Ltd.
31C Exeter Road
#03-00 Comcentre III
Singapore 239734
Republic of Singapore

Baron Capital Management, Inc.
767 Fifth Avenue
24th Floor
New York, New York  10153

BAMCO, Inc.
767 Fifth Avenue
24th Floor
New York, New York  10153


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